UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2014 (December 19, 2014)

MEDIA GENERAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-6383	46-5188184
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 E. Franklin Street Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 887-5000 (Registrant’s telephone number, including area code) Mercury New Holdco, Inc. (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 19, 2014 (the "Closing Date"), Media General, Inc., a Virginia corporation formerly known as Mercury New Holdco, Inc. (“New Media General” or the “Registrant”), MGOC, Inc., a Virginia corporation formerly known as Media General, Inc. (“Old Media General”), and LIN Media LLC, a Delaware limited liability company (“LIN Media”) consummated the business combination transaction (the “Transaction”) contemplated by the Agreement and Plan of Merger, dated as of March 21, 2014, by and among New Media General, Old Media General, Mercury Merger Sub 1, Inc. (“Merger Sub 1”), Mercury Merger Sub 2, LLC (“Merger Sub 2”) and LIN Media, as amended by Amendment No. 1 thereto, dated as of August 20, 2014 (the “Merger Agreement”), which business combination transaction was previously described in the Registration Statement on Form S-4, as amended (File No. 333-195850) filed by New Media General (the “Registration Statement”) and the definitive joint proxy statement/prospectus of Old Media General and LIN Media, dated July 24, 2014, that forms a part of the Registration Statement and the supplement thereto, dated September 15, 2014 (collectively, the “Joint Proxy Statement/Prospectus”). Upon the consummation of the Transaction, Merger Sub 1 merged with and into Old Media General and Merger Sub 2 merged with and into LIN Media, and each of Old Media General and LIN Media became a direct, wholly owned subsidiary of New Media General. Following the consummation of the Transaction, LIN Media merged with and into New Media General, with New Media General continuing as the surviving company in such merger. As a result of this merger, LIN Television Corporation, a Delaware corporation and formerly a direct, wholly owned subsidiary of LIN Media (“LIN Television”), became a direct, wholly owned subsidiary of New Media General. Immediately after this merger, New Media General contributed all of the outstanding shares of capital stock of Old Media General to LIN Television, and as a result of such contribution, Old Media General became a direct, wholly owned subsidiary of LIN Television and an indirect, wholly owned subsidiary of New Media General.

By reason of the Transaction, on the Closing Date, the Registrant became the parent public reporting company. The Registrant also changed its name to Media General, Inc. In addition, the former public reporting company, Old Media General, changed its name to MGOC, Inc. and became an indirect, wholly owned subsidiary of the Registrant. This Current Report on Form 8-K is being filed for the purpose of establishing the Registrant as the successor issuer to Old Media General and LIN Media pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose events, including the consummation of the Transaction and entry into certain agreements, which are required to be disclosed on Form 8-K with respect to New Media General and Old Media General as of the Closing Date.

Item 1.01     Entry Into a Material Definitive Agreement.

Incremental Credit Facility

On the Closing Date, Old Media General, as borrower, entered into the Incremental Facility Amendment No. 2 to Credit Agreement and Incremental Joinder Agreement (“Incremental Agreement”), with New Media General and other subsidiaries of New Media General, as guarantors, LIN Television, as co-borrower (together with Old Media General, the “Borrowers”), Royal Bank of Canada (“RBC”), as Administrative Agent, and the other agents, lenders and parties thereto. Pursuant to the Incremental Agreement, the Borrowers were provided (i) a new incremental term B loan (“Incremental Term B Loan”) under Old Media General’s existing senior secured credit facility dated as of July 31, 2013 (as amended, supplemented and otherwise modified, including pursuant to the Incremental Agreement, the “Credit Agreement”) with RBC, as Administrative Agent, the lenders and other parties thereto, in an aggregate principal amount of $825 million, and (ii) new incremental revolving credit commitments (“Incremental Revolver” and together with the Incremental Term B Loan, the “Incremental Credit Facility”), in an aggregate principal amount of $90 million; and in addition, LIN Television was joined as a co-borrower, effective as of the Closing Date (immediately after effective time of the consummation of the Transaction), in respect of the existing $60 million revolving credit facility (“Existing Revolver”). As of the Closing Date, the aggregate principal amount of any proposed term A loans or term A loan commitments in respect of the Transaction were $0. The Incremental Term B Loan constitutes an additional term B loan with the same principal terms (including a maturity date of July 31, 2020, with quarterly 0.25% amortization and an interest rate equal to LIBOR (with a LIBOR floor of 1.00%) plus a margin of 3.00% if consolidated total net leverage ratio is less than 4.00x, and 3.25% if such leverage ratio is greater than or equal to 4.00x) as the existing term B loan under the Credit Agreement. The Incremental Revolver constitutes additional revolving credit commitments with the same principal terms (including a maturity date of October 28, 2019 and an interest rate equal to LIBOR (with no LIBOR floor) plus a margin of 2.50%) for any revolving loans incurred in respect of such commitments) as the Existing Revolver . The proceeds of the Incremental Term B Loan were used in connection with the consummation of the Transaction, including to pay related fees and expenses. The Credit Agreement is guaranteed by New Media General and all material domestic subsidiaries of New Media General, and the Borrowers and guarantors have pledged substantially all of their assets as collateral for loans and other credit extensions under the Credit Agreement.

The foregoing description of the Incremental Agreement and the related Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Incremental Agreement, which is attached as Exhibit 10.1 to this Form 8-K, and the full text of the Credit Agreement, which is attached as Exhibit 10.1 to the Form 8-K filed by Old Media General with the Securities and Exchange Commission (the “SEC”) on August 5, 2013 (as amended by Amendment No. 1 thereto, which is attached as Exhibit 10.1 to the Form 8-K filed by Old Media General with the SEC on April 18, 2014, Incremental Facility Amendment No. 1 thereto, which is attached as Exhibit 10.1 to the Form 8-K filed by Old Media General with the SEC on September 4, 2014, Amendment No. 2 thereto, which is attached as Exhibit 10.1 to the Form 8-K filed by Old Media General with the SEC on November 3, 2014, and Amendment No. 3, which is attached as Exhibit 10.1 to the Form 8-K filed by Old Media General with the SEC on November 7, 2014), each of which are incorporated herein by reference.

New Senior Notes due 2022

(a)	Indenture and Securities

On November 5, 2014, Media General Financing Sub, Inc. (the “Finance Sub”), a wholly owned subsidiary of Old Media General, completed the issuance of $400 million in aggregate principal amount of 5.875% senior unsecured notes due 2022 (the “2022 Senior Notes”) in a private offering under Rule 144A and Regulation S of the Securities Act of 1933, as amended (the “Securities Act”) in connection with the financing of the Transaction. Immediately following the consummation of the Transaction, Finance Sub merged with and into LIN Television, with LIN Television continuing as the surviving corporation in such merger (the “Finance Merger”) and assuming all of Finance Sub’s obligations under the 2022 Senior Notes and the 2022 Senior Notes Indenture (as defined below). The net proceeds from offering of the 2022 Senior Notes were used to repay certain indebtedness of LIN Media in connection with the Transaction, including to satisfy and discharge LIN Television’s $200 million aggregate principal amount of 8.375% Senior Notes due 2018 (the “2018 Senior Notes”) as described below, and to pay related fees and expenses. The 2022 Senior Notes were sold at an issue price of 99.5%.

The 2022 Senior Notes were issued under an indenture, dated as of November 5, 2012 (the “2022 Senior Notes Indenture”), by and among Finance Sub and The Bank of New York Mellon, as trustee (the “2022 Senior Notes Trustee”).

Immediately following the consummation of the Transaction, on the Closing Date, New Media General, as the new direct parent of LIN Television, Old Media General, all of the other wholly owned subsidiaries of LIN Television (collectively, the “2022 Senior Notes Guaranteeing Parties”), LIN Television and the 2022 Senior Notes Trustee entered into a Supplemental Indenture to the 2022 Senior Notes Indenture (the “2022 Senior Notes Supplemental Indenture”) under which (i) LIN Television assumed all of Finance Sub’s obligations under the 2022 Senior Notes and the 2022 Senior Notes Indenture and (ii) the 2022 Senior Notes Guaranteeing Parties provided full and unconditional guarantees to the 2022 Senior Notes Trustee and the holders of the 2022 Senior Notes, on a senior basis, of the full and prompt payment of the principal and interest on the 2022 Senior Notes, and the prompt and full payment or performance of all other obligations of LIN Television under the 2022 Senior Notes Indenture.

The foregoing description of the 2022 Senior Notes, 2022 Senior Notes Indenture and the 2022 Senior Notes Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the 2022 Senior Notes Indenture (and the forms of the 2022 Senior Notes included as Exhibit A and Exhibit B of the 2022 Senior Notes Indenture), which is attached as Exhibit 4.1 to the Form 8-K filed by Old Media General with the SEC on November 5, 2014, and the full text of the 2022 Senior Notes Supplemental Indenture, which is attached as Exhibit 4.1 to this Form 8-K, each of which are incorporated herein by reference.

(b)	Registration Rights Agreement

Finance Sub entered into a registration rights agreement, dated November 5, 2014 (the “Registration Rights Agreement”), with the initial purchasers of the 2022 Senior Notes and guarantees under which Finance Sub agreed to use commercially reasonable efforts to register with the SEC notes having substantially identical terms in all material respects as the 2022 Senior Notes, as part of an offer to exchange freely tradable exchange notes for the 2022 Senior Notes, following the consummation of the Transaction.

Upon the consummation of the Finance Merger, LIN Television and the 2022 Senior Notes Guaranteeing Parties entered into a joinder agreement to the Registration Rights Agreement (the “Registration Rights Agreement Joinder”), pursuant to which LIN Television and the 2022 Senior Notes Guaranteeing Parties became parties to the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement and the Registration Rights Agreement Joinder does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached as Exhibit 4.3 to the Form 8-K filed by Old Media General with the SEC on November 5, 2014, and the full text of the Registration Rights Agreement Joinder, which is attached as Exhibit 4.2 to this Form 8-K, each of which are incorporated herein by reference.

Guarantee of LIN 2021 Senior Notes

Under the Indenture (as supplemented and amended, the “2021 Senior Notes Indenture”), dated as of October 12, 2012, by and among LIN Television, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee (the “2021 Senior Notes Trustee”), LIN Television previously issued 6.375% senior notes due 2021 with an aggregate principal amount outstanding of $290 million as of the Closing Date (the “2021 Senior Notes”). LIN Media, as the sole stockholder of LIN Television prior to the Transaction, was the parent guarantor of the 2021 Senior Notes.

Immediately following the consummation of the Transaction, on the Closing Date, New Media General, as the new direct parent of LIN Television, Old Media General, all of the wholly owned subsidiaries of Old Media General (the “Media General Subsidiary Guarantors” and, together with New Media General and Old Media General, the “2021 Senior Notes Guaranteeing Parties”), LIN Television and the 2021 Senior Notes Trustee entered into a Supplemental Indenture to the 2021 Senior Notes Indenture (the “2021 Senior Notes Supplemental Indenture”), under which the 2021 Senior Notes Guaranteeing Parties provide full and unconditional guarantees to the 2021 Senior Notes Trustee and the holders of the 2021 Senior Notes, on a senior basis, of the full and prompt payment of the principal and interest on the 2021 Senior Notes, and the prompt and full payment or performance of all other obligations of LIN Television under the 2021 Senior Notes Indenture.

The foregoing description of the 2021 Senior Notes Indenture and the 2021 Senior Notes Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the 2021 Senior Notes Indenture, which is attached as Exhibit 4.1 to the Form 8-K filed by LIN TV Corp., a Delaware corporation and the prior parent guarantor of the 2021 Senior Notes (“LIN TV”) with the SEC on October 17, 2012, and the full text of the 2021 Senior Notes Supplemental Indenture, which is attached as Exhibit 4.3 to this Form 8-K, each of which are incorporated herein by reference.

Item 1.02     Termination of a Material Definitive Agreement.

In connection with the consummation of the Transaction, on the Closing Date, LIN Television directed The Bank of New York Mellon Trust Company, N.A., as trustee (the “2018 Senior Notes Trustee”) under the indenture governing the 2018 Senior Notes, dated as of October 12, 2012, by and among LIN Television, the guarantors named therein and the 2018 Senior Notes Trustee (the “2018 Senior Notes Indenture”), to issue a notice of redemption to redeem in full the issued and outstanding $200 million aggregate principal amount of the 2018 Senior Notes on January 18, 2015 at a redemption price of 104.188% of the outstanding aggregate principal amount of the 2018 Senior Notes, plus accrued and unpaid interest to the redemption date. On the Closing Date, LIN Television deposited or caused to be deposited funds in an amount equal to the aggregate redemption price, plus accrued and unpaid interest to the redemption date, with the 2018 Senior Notes Trustee and the 2018 Senior Notes Indenture was satisfied and discharged effective on the Closing Date.

In addition, on the Closing Date, LIN Television paid in full all amounts owing under that certain Credit Agreement, dated as of October 26, 2011 (as amended or supplemented, the “Existing LIN Credit Agreement”), by and among LIN Television, the Lender Parties named therein, JPMorgan Chase Bank, N.A. as Administrative Agent, as an Issuing Lender and as Swingline Lender, Deutsche Bank Securities, Inc. and Wells Fargo Bank, N.A., as Co-Syndication Agents, SunTrust Bank, Bank of America, N.A., and U.S. Bank, N.A., as Co-Documentation Agents, and the other parties thereto. At the time of such repayment, the Existing LIN Credit Agreement and all commitments to extend further credit thereunder were terminated and all liens securing obligations thereunder were released.

Item 2.01     Completion of Acquisition or Disposition of Assets.

Business Combination with LIN Media

On the Closing Date, New Media General, Old Media General and LIN Media consummated the Transaction pursuant to the Merger Agreement, which business combination transaction was previously described in the Registration Statement and the Joint Proxy Statement/Prospectus. Upon the consummation of the Transaction, Merger Sub 1 merged with and into Old Media General and Merger Sub 2 merged with and into LIN Media, and each of Old Media General and LIN Media became a direct, wholly owned subsidiary of New Media General. Following the consummation of the Transaction, LIN Media merged with and into New Media General, with New Media General continuing as the surviving company in such merger. As a result of this merger, LIN Television became a direct, wholly owned subsidiary of New Media General. Immediately after this merger, New Media General contributed all of the outstanding shares of capital stock of Old Media General to LIN Television, and as a result of such contribution, Old Media General became a direct, wholly owned subsidiary of LIN Television and an indirect, wholly owned subsidiary of New Media General.

Pursuant to the terms of the Merger Agreement, upon the consummation of the Transaction, each outstanding share of Old Media General’s voting common stock, no par value per share (the “Old Media General Voting Common Stock”), and each outstanding share of Old Media General’s non-voting common stock, no par value per share (together with the Old Media General Voting Common Stock, the “Old Media General Common Stock”), was automatically converted into one share of voting common stock, no par value per share, of New Media General (the “New Media General Voting Common Stock”) or one share of non-voting common stock, no par value per share, of New Media General (together with the New Media General Voting Common Stock, the “New Media General Common Stock”), as applicable. In addition, each outstanding Class A common share (the “LIN Media Class A Common Shares”), Class B common share and Class C common share of LIN Media was converted into the right to receive an amount in cash equal to $25.97 or 1.4714 shares of New Media General Voting Common Stock (subject to the allocation and proration procedures set forth in the Merger Agreement).

The foregoing description of the Merger Agreement and the Transaction does not purport to be complete and is qualified in its entirety by reference to (i) the Press Release (defined below), (ii) the full text of the Merger Agreement, which is attached as Exhibit 2.1 to the Form 8-K filed by Old Media General with the SEC on March 24, 2014, and the full text of Amendment No. 1 to the Merger Agreement, filed as Exhibit 2.1 to the Form 8-K filed by Old Media General with the SEC on August 20, 2014, each of which are incorporated herein by reference, and (iii) the description of the Merger Agreement contained in the Registration Statement and the Joint Proxy Statement/Prospectus.

Pursuant to Rule 12g-3(c) under the Exchange Act, New Media General is the successor issuer to Old Media General and LIN Media. The shares of New Media General Common Stock are deemed to be registered under Section 12(b) of the Exchange Act, and New Media General is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. New Media General hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act. The shares of New Media General Voting Common Stock were approved for listing on the New York Stock Exchange (the “NYSE”) and will trade under the symbol “MEG”.

Purchase and Sale of Television Stations

On the Closing Date, New Media General, through its wholly owned subsidiaries, completed the sale of the following television stations (the “Divested Stations”): (i) WJAR-TV in Providence, Rhode Island to Harrisburg Television, Inc. (“Harrisburg TV”), a wholly owned subsidiary of Sinclair Broadcast Group, Inc. (“Sinclair”), (ii) WLUK-TV and WCWF-TV in Green Bay-Appleton, Wisconsin to Harrisburg TV, (iii) certain assets of WTGS-TV in Savannah, Georgia to Sinclair Communications, LLC (“Sinclair Communications”), a wholly owned subsidiary of Sinclair, (iv) WVTM-TV in Birmingham, Alabama to WVTM Hearst Television Inc., a wholly owned subsidiary of Hearst Television Inc. (“Hearst”), (v) WJCL-TV in Savannah, Georgia to WJCL Hearst Television LLC, a wholly owned subsidiary of Hearst, and (vi) WALA-TV in Mobile, Alabama to Meredith Corporation.

In addition, on the Closing Date, LIN Television completed the purchase of the following television stations (the “Acquired Stations”): (i) KXRM-TV and KXTU-LD in Colorado Springs, Colorado from Chesapeake Media I, LLC, a wholly owned subsidiary of Sinclair Communications, and (ii) WTTA-TV in Tampa, Florida from Sinclair Communications.

The foregoing transactions were previously described in a Form 8-K filed by Old Media General with the SEC on August 26, 2014. The foregoing description of the sale of the Divested Stations and purchase of the Acquired Stations does not purport to be complete and is qualified in its entirety by reference to (i) the Press Release, and (ii) the full text of the related asset purchase agreements, which were attached as Exhibits 10.1 through 10.8 of the Form 8-K filed by Old Media General with the SEC on August 26, 2014, each of which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Form 8-K is incorporated by reference into this Item 2.03.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Prior to the Transaction, shares of the Old Media General Voting Common Stock were registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE, and the LIN Media Class A Common Shares were registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE. As a result of the Transaction, each of Old Media General and LIN Media has requested that the NYSE file a Form 25 to withdraw the shares of the Old Media General Voting Common Stock and the LIN Media Class A Common Shares, respectively, from listing on the NYSE. Both the shares of the Old Media General Voting Common Stock and the LIN Media Class A Common Shares were suspended from trading on the NYSE as of the close of business on the Closing Date. Each of Old Media General and LIN Media expects to file a Form 15 with the SEC to terminate the registration under the Exchange Act of the shares of Old Media General Common Stock and the LIN Media Class A Common Shares, respectively, and suspend the reporting obligations under Section 15(d) of the Exchange Act of Old Media General and LIN Media, respectively. The information set forth in Item 2.01 of this Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth in Items 2.01, 3.01 and 5.03 of this Form 8-K are incorporated by reference into this Item 3.03.

The issuance of shares of New Media General Common Stock in connection with the Transaction was registered under the Securities Act of 1933, pursuant to the Registration Statement. The Joint Proxy Statement/Prospectus contains additional information about the Transaction and the other transactions contemplated by the Merger Agreement, including information concerning the interests of directors, executive officers and affiliates of Old Media General and LIN Media in the Transaction.

Item 5.01	Change in Control of Registrant

The information set forth in Item 2.01 of this Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

New Media General – Board of Directors

On December 18, 2014, George L. Mahoney resigned from his position as the sole director of New Media General, and J. Stewart Bryan III, Diana F. Cantor, H.C. Charles Diao, Dennis J. FitzSimons, Soohyung Kim, Wyndham Robertson, and Thomas J. Sullivan were elected to the Board of Directors of New Media General (the “Board”).

Upon the consummation of the Transaction and in accordance with the terms of the Merger Agreement, Royal W. Carson III, Douglas W. McCormick, John R. Muse, and Vincent L. Sadusky were also elected to the Board, and the Board determined that each member of the Board, other than Mr. Sadusky, is an “independent director” under the rules of the NYSE. J. Stewart Bryan III was appointed by the Board as the Chairman of the Board. In addition, the Board formed an audit committee, a nominating and corporate governance committee, a compensation committee and a finance committee of the Board, composed of the following directors:

Audit Committee: Diana F. Cantor, H.C. Charles Diao and Dennis J. FitzSimons.

Nominating and Governance Committee: H.C. Charles Diao, Diana F. Cantor, Soohyung Kim, Douglas W. McCormick and Wyndham Robertson.

Compensation Committee: Royal W. Carson III, Dennis J. FitzSimons, Soohyung Kim and Wyndham Robertson.

Finance Committee: H.C. Charles Diao, Soohyung Kim, John R. Muse and Thomas J. Sullivan.

New Media General – Executive Officers

Upon the consummation of the Transaction, George L. Mahoney resigned his position as the President of New Media General. In addition, upon the consummation of the Transaction, the following individuals were appointed as the executive officers of New Media General:

Name	Position
Vincent L. Sadusky	President and Chief Executive Officer
James F. Woodward	Senior Vice President and Chief Financial Officer
Deborah A. McDermott	Senior Vice President and Chief Operating Officer
Robert S. Richter	Senior Vice President and Chief Digital Officer
Andrew C. Carington	Vice President, General Counsel and Secretary
Timothy J. Mulvaney	Controller and Chief Accounting Officer

Certain biographical and other information of the foregoing individuals is below.

Andrew C. Carington (Age - 46) has served as Vice President, General Counsel and Secretary of Old Media General since October 2011. From 2006 to September 2011, he served as Associate General Counsel, and from 2001 to 2006, as Counsel of Old Media General. Previously, Mr. Carington served as Counsel of Georgia Pacific from 1999 to 2001, and from 1995 to 1999, Mr. Carington was an associate at Huff, Poole & Mahoney PC.

Deborah A. McDermott (Age - 59) has served as the Senior Vice President, Broadcast Markets of Old Media General since November 2013. From 2004 to November 2013, Ms. McDermott served as President of New Young Broadcasting Holding Co., Inc., and from January 2013 to November 2013, she also served as Chief Executive Officer of New Young Broadcasting. Previously, Ms. McDermott has served as Executive Vice President/Operations of New Young Broadcasting, Vice President and General Manager of Young and, Station Manager of YWKRN-TV in Nashville.

Timothy J. Mulvaney (Age - 45) has served as Chief Accounting Officer of Old Media General since January 2012 and Controller since 2009. He was Assistant Controller from 2005 to 2009, and Director of Accounting and Financial Reporting from 1999 to 2005. Mr. Mulvaney was with Ernst & Young LLP from 1991 to 1997.

Robert S. Richter (Age - 44) has served as Senior Vice President Digital of LIN Media since December 2012. From September 2008 to December 2012, he was Senior Vice President New Media of LIN Media, and from 2006 to 2008, he was Vice President Internet of LIN Television. From 2001 to 2006, Mr. Richter served as Vice President of Marketing and Sales Planning for ShopNBC. Prior to 2001, Mr. Richter was Vice President of DET, LLC, a market newspaper consulting company.

Vincent L. Sadusky (Age - 48) has served as a member of the Board of Directors of LIN Media, and as the President and Chief Executive Officer of LIN Media, since July 2006. From August 2004 until July 2006, Mr. Sadusky served as Vice President Chief Financial Officer and Treasurer of LIN Media. From 1999 until August 2004, Mr. Sadusky was Chief Financial Officer and Treasurer of Telemundo Communications Group, Inc., where he worked for over ten years. Prior to joining Telemundo Communications, he performed attestation and consulting services for seven years with Ernst & Young, LLC. Mr. Sadusky was appointed as a director of, and as the President and Chief Executive Officer of, New Media General pursuant to the terms of the Merger Agreement and Mr. Sadusky’s employment agreement with New Media General, which was described in the Form 8-K filed by Old Media General with the SEC on March 24, 2014.

James F. Woodward (Age - 54) has served as the Senior Vice President and Chief Financial Officer of Old Media General since November 2013. From October 2011 to November 2013, Mr. Woodward served as Vice President of Finance and Chief Financial Officer and, from 2009 to September 2011, as Group Vice President, Growth and Performance of Old Media General. Previously, he was Vice President, Corporate Human Resources from 2005 to 2009. During his 28 years with Media General, he has served as Staff Accountant, Audit Manager, Assistant Controller of Richmond Newspapers, Manager of Human Resources Systems for the finance department, and as Director of Human Resources from 1999 to 2005.

Old Media General

Upon consummation of the Transaction, George L. Mahoney resigned his position as the President and Chief Executive Officer of Old Media General. In connection with Mr. Mahoney’s resignation and in recognition of his dedicated service to Old Media General, Mr. Mahoney will receive a payment of $1,100,000 (in addition to the payments and benefits that Mr. Mahoney is entitled to receive pursuant to the terms of his employment agreement with Old Media General, which is filed as Exhibit 10.7 to the Form 8-K filed by Old Media General with the SEC on June 10, 2013). In connection with his resignation, Mr. Mahoney and New Media General entered into a separation agreement, which is attached as Exhibit 10.10 to this Form 8-K and incorporated herein by reference.

In addition, pursuant to the terms of the Merger Agreement, J. Stewart Bryan III, Diana F. Cantor, H.C. Charles Diao, Dennis J. FitzSimons, Soohyung Kim, George L. Mahoney, Marshall N. Morton, Wyndham Robertson, Howard Schrott, Kevin Shea and Thomas J. Sullivan ceased to be directors of Old Media General.

Upon consummation of the Transaction, Vincent L. Sadusky became the sole director and the President of Old Media General.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

New Media General

On December 18, 2014, in connection with the consummation of the Transaction, New Media General amended and restated its Articles of Incorporation and Bylaws. The new Amended and Restated Articles of Incorporation and Bylaws of New Media General are substantially similar to the Amended and Restated Articles of Incorporation and Bylaws of Old Media General as in effect immediately prior to the consummation of the Transaction. The Amended and Restated Articles of Incorporation and Amended and Restated Bylaws of New Media General are attached as Exhibits 3.1 and 3.2, respectively, to this Form 8-K and are incorporated herein by reference. In addition, on the Closing Date, New Media General filed an amendment to its Articles of Incorporation to change its name from “Mercury New Holdco, Inc.” to “Media General, Inc.” Such amendment is attached as Exhibit 3.3 hereto and is incorporated herein by reference.

Old Media General

On December 18, 2014, Old Media General amended and restated its Articles of Incorporation as further described in the Joint Proxy Statement/Prospectus. Such Amended and Restated Articles of Incorporation of Old Media General are attached hereto as Exhibit 3.4, and are incorporated herein by reference.

On the Closing Date, following the consummation of the Transaction, Old Media General amended and restated its Amended and Restated Articles of Incorporation and Bylaws. Such Amended and Restated Articles of Incorporation and Bylaws of Old Media General are attached hereto as Exhibits 3.5 and 3.6, respectively, and are incorporated herein by reference.

Item 8.01     Other Events.

On the Closing Date, New Media General issued a press release announcing the consummation of the Transaction (the “Press Release”), which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements for the years ended 2013, 2012 and 2011 are attached to this Form 8-K as Exhibit 99.2, and the unaudited consolidated financial statements for the nine-months ended September 30, 2014 and September 30, 2013 are attached to this Form 8-K as Exhibit 99.3.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information required by Item 9.01(b) of Form 8-K with respect to the Transaction, the Acquired Stations and the Divested Stations is attached as Exhibit 99.4 to this Form 8-K and incorporated herein by reference.

(d)     Exhibits

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated as of March 21, 2014, by and among Media General, Inc., Mercury New Holdco, Inc., Mercury Merger Sub 1, Inc., Mercury Merger Sub 2, LLC and LIN Media LLC (incorporated by reference to Exhibit 2.1 to Old Media General’s Current Report on Form 8-K filed March 25, 2014).

2.2

Amendment No. 1 to the Agreement and Plan of Merger, dated as of August 20, 2014, by and among Media General, Inc. and LIN Media LLC (incorporated by reference to Exhibit 2.1 to Old Media General’s Current Report on Form 8-K filed August 20, 2014).

3.1	Amended and Restated Articles of Incorporation of Media General, Inc. (f/k/a Mercury New Holdco, Inc.), dated as of December 18, 2014.

3.2	Amended and Restated Bylaws of Media General, Inc. (f/k/a Mercury New Holdco, Inc.), dated as of December 18, 2014.

3.3	Amendment to Amended and Restated Articles of Incorporation of Media General, Inc. (f/k/a Mercury New Holdco, Inc.), dated as of December 19, 2014.

3.4	Amended and Restated Articles of Incorporation of MGOC, Inc. (f/k/a Media General, Inc.), dated as of December 18, 2014.

3.5	Amended and Restated Articles of Incorporation of MGOC, Inc. (f/k/a Media General, Inc.), dated as of December 19, 2014.

3.6	Amended and Restated Bylaws of MGOC, Inc. (f/k/a Media General, Inc.), dated as of December 19, 2014.

4.1

Supplemental Indenture, dated as of December 19, 2014, among Media General, Inc. (f/k/a Mercury New Holdco, Inc.), MGOC, Inc. (f/k/a Media General, Inc.), the additional guarantors named therein, LIN Television Corporation and The Bank of New York Mellon, as Trustee, amending the Indenture, dated as of November 5, 2014.

4.2

Registration Rights Agreement Joinder, dated as of December 19, 2014, among Media General, Inc. (f/k/a Mercury New Holdco, Inc.), MGOC, Inc. (f/k/a Media General, Inc.), the additional guarantors named therein, LIN Television Corporation and RBC Capital Markets, LLC, as representative of the initial purchasers named therein, with respect to the Registration Rights Agreement, dated as of November 5, 2014.

4.3

Supplemental Indenture, dated as of December 19, 2014, among Media General, Inc. (f/k/a Mercury New Holdco, Inc.), MGOC, Inc. (f/k/a Media General, Inc.), the additional guarantors named therein, LIN Television Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee, amending the Indenture, dated as of October 12, 2012.

10.1

Incremental Facility Amendment No. 2 to Credit Agreement, dated as of December 19, 2014, among MGOC, Inc. (f/k/a Media General, Inc.) and LIN Television Corporation, as co-borrowers, each Loan Party thereto, the Royal Bank of Canada, as administrative agent, and the other lenders party thereto.

10.2

Asset Purchase Agreement, dated as of August 20, 2014, by and between Media General Operations, Inc. and Harrisburg Television, Inc. (incorporated by reference to Exhibit 10.1 to Old Media General’s Current Report on Form 8-K filed on August 26, 2014).

10.3

Asset Purchase Agreement, dated as of August 20, 2014, by and among Mercury New Holdco, Inc., LIN Television Corporation and Harrisburg Television, Inc. (incorporated by reference to Exhibit 10.2 to Old Media General’s Current Report on Form 8-K filed on August 26, 2014).

10.4

Asset Purchase Agreement, dated as of August 20, 2014, by and among Mercury New Holdco, Inc., LIN Television Corporation and Sinclair Communications, LLC (incorporated by reference to Exhibit 10.3 to Old Media General’s Current Report on Form 8-K filed on August 26, 2014).

10.5

Asset Purchase Agreement, dated as of August 20, 2014, by and among Media General, Inc., Birmingham Broadcasting Co, Inc., Media General Communications Holdings, LLC, Hearst Television Inc. and WVTM Hearst Television Inc. (incorporated by reference to Exhibit 10.4 to Old Media General’s Current Report on Form 8-K filed on August 26, 2014).

10.6

Asset Purchase Agreement, dated as of August 20, 2014, by and among Media General, Inc., Mercury New Holdco, Inc., LIN Television Corporation, LIN License Company, LLC, Hearst Television Inc. and WJCL Hearst Television LLC (incorporated by reference to Exhibit 10.5 to Old Media General’s Current Report on Form 8-K filed on August 26, 2014).

10.7

Asset Purchase Agreement, dated as of August 20, 2014, by and among Media General, Inc., Mercury New Holdco, Inc. and Meredith Corporation (incorporated by reference to Exhibit 10.6 to Old Media General’s Current Report on Form 8-K filed on August 26, 2014).

10.8

Asset Purchase Agreement, dated as of August 20, 2014, by and between Media General Operations, Inc. and Chesapeake Media I, LLC (incorporated by reference to Exhibit 10.7 to Old Media General’s Current Report on Form 8-K filed on August 26, 2014).

10.9

Asset Purchase Agreement, dated as of August 20, 2014, by and between Media General Operations, Inc. and Sinclair Communications, LLC (incorporated by reference to Exhibit 10.8 to Old Media General’s Current Report on Form 8-K filed on August 26, 2014).

10.10	Separation Agreement, dated as of December 18, 2014, by and between Media General, Inc. (f/k/a Mercury New Holdco, Inc.) and George L. Mahoney.

99.1	Press Release of Media General, Inc., dated as of December 19, 2014.

99.2	Audited consolidated financial statements of LIN Media LLC for the years ended 2013, 2012 and 2011.

99.3	Unaudited consolidated financial statements of LIN Media LLC for the nine-months ended September 30, 2014 and September 30, 2013.

99.4	Unaudited pro forma condensed combined financial information with respect to the Transaction, the Acquired Stations and the Divested Stations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2014	MEDIA GENERAL, INC.

	By:	/s/ James F. Woodward
	Name:	James F. Woodward
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated as of March 21, 2014, by and among Media General, Inc., Mercury New Holdco, Inc., Mercury Merger Sub 1, Inc., Mercury Merger Sub 2, LLC and LIN Media LLC (incorporated by reference to Exhibit 2.1 to Old Media General’s Current Report on Form 8-K filed March 25, 2014).

2.2

Amendment No. 1 to the Agreement and Plan of Merger, dated as of August 20, 2014, by and among Media General, Inc. and LIN Media LLC (incorporated by reference to Exhibit 2.1 to Old Media General’s Current Report on Form 8-K filed August 20, 2014).

3.1	Amended and Restated Articles of Incorporation of Media General, Inc. (f/k/a Mercury New Holdco, Inc.), dated as of December 18, 2014.

3.2	Amended and Restated Bylaws of Media General, Inc. (f/k/a Mercury New Holdco, Inc.), dated as of December 18, 2014.

3.3	Amendment to Amended and Restated Articles of Incorporation of Media General, Inc. (f/k/a Mercury New Holdco, Inc.), dated as of December 19, 2014.

3.4	Amended and Restated Articles of Incorporation of MGOC, Inc. (f/k/a Media General, Inc.), dated as of December 18, 2014.

3.5	Amended and Restated Articles of Incorporation of MGOC, Inc. (f/k/a Media General, Inc.), dated as of December 19, 2014.

3.6	Amended and Restated Bylaws of MGOC, Inc. (f/k/a Media General, Inc.), dated as of December 19, 2014.

4.1

Supplemental Indenture, dated as of December 19, 2014, among Media General, Inc. (f/k/a Mercury New Holdco, Inc.), MGOC, Inc. (f/k/a Media General, Inc.), the additional guarantors named therein, LIN Television Corporation and The Bank of New York Mellon, as Trustee, amending the Indenture, dated as of November 5, 2014.

4.2

Registration Rights Agreement Joinder, dated as of December 19, 2014, among Media General, Inc. (f/k/a Mercury New Holdco, Inc.), MGOC, Inc. (f/k/a Media General, Inc.), the additional guarantors named therein, LIN Television Corporation and RBC Capital Markets, LLC, as representative of the initial purchasers named therein, with respect to the Registration Rights Agreement, dated as of November 5, 2014.

4.3

Supplemental Indenture, dated as of December 19, 2014, among Media General, Inc. (f/k/a Mercury New Holdco, Inc.), MGOC, Inc. (f/k/a Media General, Inc.), the additional guarantors named therein, LIN Television Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee, amending the Indenture, dated as of October 12, 2012.

10.1

Incremental Facility Amendment No. 2 to Credit Agreement, dated as of December 19, 2014, among MGOC, Inc. (f/k/a Media General, Inc.) and LIN Television Corporation, as co-borrowers, each Loan Party thereto, the Royal Bank of Canada, as administrative agent, and the other lenders party thereto.

10.2

Asset Purchase Agreement, dated as of August 20, 2014, by and between Media General Operations, Inc. and Harrisburg Television, Inc. (incorporated by reference to Exhibit 10.1 to Old Media General’s Current Report on Form 8-K filed on August 26, 2014).

10.3

Asset Purchase Agreement, dated as of August 20, 2014, by and among Mercury New Holdco, Inc., LIN Television Corporation and Harrisburg Television, Inc. (incorporated by reference to Exhibit 10.2 to Old Media General’s Current Report on Form 8-K filed on August 26, 2014).

10.4

Asset Purchase Agreement, dated as of August 20, 2014, by and among Mercury New Holdco, Inc., LIN Television Corporation and Sinclair Communications, LLC (incorporated by reference to Exhibit 10.3 to Old Media General’s Current Report on Form 8-K filed on August 26, 2014).

10.5

Asset Purchase Agreement, dated as of August 20, 2014, by and among Media General, Inc., Birmingham Broadcasting Co, Inc., Media General Communications Holdings, LLC, Hearst Television Inc. and WVTM Hearst Television Inc. (incorporated by reference to Exhibit 10.4 to Old Media General’s Current Report on Form 8-K filed on August 26, 2014).

10.6

Asset Purchase Agreement, dated as of August 20, 2014, by and among Media General, Inc., Mercury New Holdco, Inc., LIN Television Corporation, LIN License Company, LLC, Hearst Television Inc. and WJCL Hearst Television LLC (incorporated by reference to Exhibit 10.5 to Old Media General’s Current Report on Form 8-K filed on August 26, 2014).

10.7

Asset Purchase Agreement, dated as of August 20, 2014, by and among Media General, Inc., Mercury New Holdco, Inc. and Meredith Corporation (incorporated by reference to Exhibit 10.6 to Old Media General’s Current Report on Form 8-K filed on August 26, 2014).

10.8

Asset Purchase Agreement, dated as of August 20, 2014, by and between Media General Operations, Inc. and Chesapeake Media I, LLC (incorporated by reference to Exhibit 10.7 to Old Media General’s Current Report on Form 8-K filed on August 26, 2014).

10.9

Asset Purchase Agreement, dated as of August 20, 2014, by and between Media General Operations, Inc. and Sinclair Communications, LLC (incorporated by reference to Exhibit 10.8 to Old Media General’s Current Report on Form 8-K filed on August 26, 2014).

10.10	Separation Agreement, dated as of December 18, 2014, by and between Media General, Inc. (f/k/a Mercury New Holdco, Inc.) and George L. Mahoney.

99.1	Press Release of Media General, Inc, dated as of December 19, 2014.

99.2	Audited consolidated financial statements of LIN Media LLC for the years ended 2013, 2012 and 2011.

99.3	Unaudited consolidated financial statements of LIN Media LLC for the nine-months ended September 30, 2014 and September 30, 2013.

99.4	Unaudited pro forma condensed combined financial information with respect to the Transaction, the Acquired Stations and the Divested Stations.